EXHIBIT 99.1

                          JOINT FILING AGREEMENT

               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001, of Insilco Corporation, a Delaware corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by
Section 13d-1(f)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

DLJ Merchant Banking Partners II, L.P.
by:   DLJ Merchant Banking II, Inc.
its:  Managing General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary and Treasurer



DLJ Merchant Banking Partners II-A, L.P.
by:   DLJ Merchant Banking II, Inc.
its:  Managing General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary and Treasurer



DLJ Millennium Partners, L.P.
by:   DLJ Merchant Banking II, Inc.
its:  Managing General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President and Treasurer



DLJ Millennium Partners-A, L.P.
by:   DLJ Merchant Banking II, Inc.
its:  Managing General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President and Treasurer



DLJ EAB Partners, L.P.
by:   DLJ LBO Plans Management Corporation
its:  Managing General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President and Secretary



DLJ Offshore Partners II, C.V.
by:   DLJ Merchant Banking II, Inc.
its:  Advisory General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary and Treasurer



DLJ Merchant Banking II, LLC
by:   DLJ Merchant Banking II, Inc.
its:  Managing Member


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary and Treasurer



DLJ Merchant Banking II, Inc.


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary and Treasurer



DLJ Diversified Partners, L.P.
by:   DLJ Diversified Partners, Inc.
its:  Managing General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President and Secretary



DLJ Diversified Partners-A L.P.
by:   DLJ Diversified Partners, Inc.
its:  Managing General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary and Treasurer



DLJ Diversified Associates, L.P.
by:   DLJ Diversified Partners, Inc.
its:  General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary and Treasurer



DLJ Diversified Partners, Inc.


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary and Treasurer



DLJ First ESC, L.P.
by:   DLJ LBO Plans Management Corporation
its:  Managing General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President and Secretary



DLJ ESC II, L.P.
by: DLJ LBO Plans Management Corporation
its: Managing General Partner


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President and Secretary



DLJ LBO Plans Management Corporation

By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President and Secretary



DLJMB Funding II, Inc.


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary



DLJ Capital Investors, Inc.


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Secretary and Treasurer



UK Investment Plan 1997 Partners
by:   UK Investment Plan 1997, Inc.


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President, Secretary
             and Treasurer



UK Investment Plan 1997, Inc.


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President, Secretary
             and Treasurer



Donaldson, Lufkin & Jenrette, Inc.


By:    /s/ Marjorie S. White
      -----------------------------------
      Name: Marjorie S. White
      Title: Vice President and Secretary



The Equitable Companies Incorporated


By:    /s/ Alvin H. Fenichel
      -----------------------------------
      Name: Alvin H. Fenichel
      Title: Senior Vice President and Controller



AXA-UAP
Finaxa
AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
Alpha Assurances Vie Mutuelle
Claude Bebear, as AXA Voting Trustee
Patrice Garnier, as AXA Voting Trustee
Henri de Clermont-Tonnerre, as AXA Voting Trustee

Signed on behalf of each of the above


By:    /s/ Alvin H. Fenichel
      -----------------------------------
      Name: Alvin H. Fenichel
      Title: Attorney-in-fact